FEDERATED MAX-CAP INDEX FUND
FEDERATED MINI-CAP INDEX FUND
(Portfolios of Federated Index Trust)

Class C Shares
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SUPPLEMENT TO PROSPECTUSES DATED DECEMBER 31, 2003.

The Adviser has informed the Funds that effective June 14, 2004, it intends to place all orders of Class C Shares of $1 million or more into Institutional Shares instead of Class C Shares.

In the section entitled "WHAT DO SHARES COST?", please delete the investment amount/sales charge table and replace with the following:


              Minimum         Maximum Sales Charge
              -----------------------------------------------------------------
              Initial/Subsequent
              Investment Amounts1
Shares Offered                Front-End Sales Contingent Deferred Sales Charge3
Class C       $1,500/$100     1.01.00%         1.00%

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1    Orders for $1  million or more will be  invested  in  Institutional  Shares instead of Class C Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of an investment professional may be treated differently. This conversion is a non-taxable event.

2 Front-End Sales Charge is expressed as a percentage of public offering price. See "Sales Charge When You Purchase."

3    See "Sales Charge When You Redeem."










                                                                    May 28, 2004

Cusips
31420E502
31420E601

30431 (5/04)